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                                                                    EXHIBIT 10.1

                   OCTOBER 2004 AMENDMENT TO CREDIT AGREEMENT

            THIS AMENDMENT, dated as of the 19th day of October, 2004, among MOVADO GROUP, INC., a New York corporation (the "Parent"); MGI LUXURY GROUP S.A. (formerly known as Concord Watch Company SA), a Swiss corporation (hereinafter referred to as "Concord" or "Luxury" interchangeably); MOVADO WATCH COMPANY SA, a Swiss corporation ("MWC"); each of the Lenders which is a signatory to the Credit Agreement referred to below; and JPMORGAN CHASE BANK, as Administrative Agent, as Swingline Bank and as Issuing Bank.

                              Preliminary Statement

            A. Reference is made to the Credit Agreement dated as of June 17, 2003 among the Parent, Concord, MWC, the Lenders signatory thereto and JPMorgan Chase Bank, as Administrative Agent, as Swingline Bank and as Issuing Bank, which was amended by the Waiver and Amendment dated February 27, 2004 among such parties (collectively, the "Existing Credit Agreement"). All capitalized terms used in this Amendment and not defined herein shall have the respective meanings ascribed to them in the Existing Credit Agreement.

            B. The parties desire to amend the Existing Credit Agreement, so as
(i) to reflect the change in the name of Concord from "Concord Watch Company SA" to "MGI Luxury Group S.A."; (ii) to reflect the merger into Luxury of its wholly-owned subsidiary, Ebel S.A.; (iii) to make certain changes in the negative covenant contained in the Existing Credit Agreement restricting Debt; and (iv) to provide for certain other amendments of the Existing Credit Agreement; all on the terms and conditions hereinafter expressly provided.

            NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1. PARTICULAR AMENDMENTS

            Section 1.1. Particular Transactions. The Parent hereby represents, warrants, acknowledges and agrees that (a) Concord changed its name from "Concord Watch Company SA" to "MGI Luxury Group S.A.", effective as of June 17, 2004; (b) Ebel S.A., which was a wholly-owned subsidiary of Luxury, merged into Luxury, effective as of June 28, 2004; and (c) the operating business comprising Ebel S.A. prior to such merger, and the operating business comprising Luxury prior to such merger, now constitute two separate operating divisions of Luxury (and neither of such divisions is a separate corporation).

            Section 1.2. New Defined Terms. Section 1.1 of the Existing Credit Agreement is hereby amended by adding thereto the following defined term:

                  "' Luxury' means MGI Luxury Group S.A., a Swiss corporation, which was formerly known as Concord Watch Company SA."

All references in the Existing Credit Agreement, the other Facility Documents, this Amendment and any future amendments of the Existing Credit Agreement or any other Facility Document to "Concord Watch Company SA", "Concord", "MGI Luxury Group S.A." or "Luxury" refer to one and the same corporation.

            Section 1.3. Debt Covenant. Section 8.1 of the Existing Credit Agreement is hereby amended as follows: in clause (g), the amount "$3,000,000" is changed to "$10,000,000" (in each of the two places in which such amount is referred to); and in clause (h), the amount "$15,000,000" is changed to "$25,000,000" (in each of the two places in which such amount is referred to).

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            Section 1.4. List of Subsidiaries. Schedule III to the Existing
Credit Agreement is hereby amended so as to read as set forth on Annex I to this Amendment.

ARTICLE 2. MATTERS GENERALLY

            Section 2.1. Fee. Contemporaneously with the execution and delivery of this Amendment, the Borrowers shall pay a nonrefundable amendment fee to the Administrative Agent for the benefit of the Lenders in the aggregate amount of $20,000, which shall be remitted by the Administrative Agent to the Lenders in equal portions of $5,000 each. Such fee shall be in addition to all other amounts required to be paid by the Borrowers under the Existing Credit Agreement and this Amendment.

            Section 2.2. Representations and Warranties. Each of the Borrowers hereby represents and warrants as follows (provided, however, that such representations and warranties by each Foreign Subsidiary Borrower shall be as to such Foreign Subsidiary Borrower only):

                  (a) All the representations and warranties set forth in the
            Existing Credit Agreement and in the other Facility Documents are true and complete on and as of the date hereof (with the same effect as though made on and as of such date).

                  (b) No Default or Event of Default exists.

                  (c) No Borrower has any offset or defense with respect to any of its obligations under the Existing Credit Agreement or any of the Notes or any other Facility Document, and no Borrower has any claim or counterclaim against any Lender, the Swingline Bank, the Issuing Bank or the Administrative Agent whatsoever (any such offset, defense, claim or counterclaim as may now exist being hereby irrevocably waived by the Borrowers).

                  (d) This Amendment has been duly authorized, executed and
            delivered by the Borrowers.

            Section 2.3. Guarantor Consent. The Subsidiary Guarantors shall execute this Amendment in the space provided below to indicate their consent to the terms of this Amendment.

            Section 2.4. Expenses. The Borrowers shall pay all reasonable expenses incurred by the Administrative Agent in connection with this Amendment, including (without limitation) the reasonable fees and disbursements of counsel for the Administrative Agent.

            Section 2.5. Continuing Effect. Except as otherwise expressly provided in this Amendment, all the terms and conditions of the Existing Credit Agreement shall continue in full force and effect. All the other Facility Documents also shall continue in full force and effect.

            Section 2.6. Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to an amendment of the Existing Credit Agreement pertaining to the subject matter hereof, and it supersedes and replaces all prior and contemporaneous agreements, discussions and understandings (whether written or oral) with respect to such amendment.

            Section 2.7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

            Section 2.8. Effectiveness. This Amendment shall not become effective unless and until it shall have been executed and delivered by the Borrowers, the Administrative Agent and the Lenders (which execution and delivery may be evidenced by telecopies).

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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                               MOVADO GROUP, INC.

                                               By: /s/ Frank Kimick
                                                   -----------------------
                                                   Name (Print): Frank Kimick
                                                   Title: Treasurer

                                               MGI LUXURY GROUP S.A.(formerly
                                               known as Concord Watch Company
                                               SA)

                                               By: /s/ Kurt Burki
                                                   -----------------------
                                                   Name (Print): Kurt Burki
                                                   Title: President

                                               By: /s/ Emre Kurtoglu
                                                   -----------------------
                                                   Name (Print): Emre Kurtoglu
                                                   Title: Vice President Finance

                                               MOVADO WATCH COMPANY SA

                                               By: /s/ Kurt Burki
                                                   -----------------------
                                                   Name (Print): Kurt Burki
                                                   Title: President

                                               By: /s/ Emre Kurtoglu
                                                   -----------------------
                                                   Name (Print): Emre Kurtoglu
                                                   Title: Vice President Finance

                                               JPMORGAN CHASE BANK, as
                                               Administrative Agent, as Lender,
                                               as Swingline Bank and as Issuing
                                               Bank

                                               By: /s/ Dennis McSherry
                                                   -----------------------
                                                   Dennis McSherry
                                                   Vice President

                                               FLEET NATIONAL BANK, a Bank of
                                               America Company

                                               By: /s/ Richard Williams
                                                   -----------------------
                                                   Richard Williams
                                                   Director

                                               THE BANK OF NEW YORK

                                               By: /s/ Susan M. Graham
                                                   -----------------------
                                                   Susan M. Graham
                                                   Vice President

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                                               CITIBANK, N.A.

                                               By: /s/ Anthony V. Patina
                                                   -----------------------
                                                   Anthony V. Pantina
                                                   Vice President

CONSENTED TO BY SUBSIDIARY GUARANTORS:

MOVADO RETAIL GROUP, INC.

By: /s/ Ray Stuart
    -----------------------
    Name (Print): Ray Stuart
    Title: President

MOVADO LLC

By: /s/ Timothy F. Michno
    Name (Print): Timothy F. Michno
    Title: General Counsel

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                              ANNEX I TO AMENDMENT

                                  Schedule III

                Subsidiaries of Movado Group, Inc. (Section 6.9)

All issued and outstanding shares of each of the following Subsidiaries are wholly owned, directly or indirectly, by the Company except for statutorily required directors qualifying shares in the case of the Hong Kong and Swiss Subsidiaries.

Bermuda:

MGI International Ltd.

California:

North American Watch Service Corporation (inactive)

Canada:

Movado Group of Canada, Inc.

Delaware:

Movado Group Delaware Holdings Corporation
Movado International, Ltd. (inactive)
Movado LLC
NAW Corporation  (inactive)
NAWC Corum Corporation  (inactive)

France:

Swisswave Europe S.A.

Germany:

MGI Luxury Group GmbH
Concord Watch Deutschland GmbH
Movado Watch Deutschland GmbH

Hong Kong:

Swissam Ltd.
Swissam Products Ltd.

Japan:

MGI Japan Co., Ltd.

New Jersey:

EWC Marketing Corp. (inactive)
Movado Retail Group, Inc

Singapore:

Swissam Pte. Ltd.

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Switzerland:

Ebel Watches S.A. (inactive)
MGI Luxury Group S.A.
Montres Movado Bienne, S.A.
Movado Watch Company, S.A.
S.A. de l'Immeuble rue de la Paix 101

United Kingdom

MGI Luxury Group U.K. Ltd.